Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 11 dated February 10, 2021

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

About the Company’s Stockholders

As of February 3, 2021, there are approximately 2182 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $49,000,000, with an average investment by each stockholder of approximately $22,500.

Weighted Average Portfolio Yield

As of February 3, 2021, the weighted average yield of our assets, excluding cash and cash equivalents, was 8.57%. The weighted average yield was determined by computing the average yield on our investment portfolio, excluding cash and cash equivalents, weighted for the size of each portfolio investment.

Schedule of Investments

Our Schedule of Investments as of February 3, 2021 (Unaudited)1 is set forth below:

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since January 29, 2021.

		Reference Rate	Maturity	Shares/ Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 14.01%
Preferred – 14.01%
BNY Mellon Preferred, Series G(c)(d)	4.70%	4.70%	12/31/2049	940,000	$1,036,350
Charles Schwab Preferred, Series H(c)(d)	4.00%	4.00%	12/01/2030	1,900,000	1,976,760
Discover Financial Services Preferred, Series C(c)(d)	5.50%	5.50%	10/30/2027	1,850,000	1,997,353
JP Morgan Preferred, Series HH(c)(d)	4.60%	4.60%	12/31/2049	940,000	967,025
State Street Preferred, Series H(c)(d)	5.63%	5.63%	12/31/2049	940,000	996,400
Total Preferred				6,570,000	6,973,888
Total Corporate Preferred Bonds (Cost $6,718,913)				6,570,000	6,973,888

FIRST LIEN SENIOR SECURED TERM LOANS – 29.30%
Art – 9.18%
Ostillo Delaware, LLC(a)(d)(e)	8.25%	3M US L + 6.50% (1% Floor)	03/17/2023	$4,570,000	$4,570,000
Total Art				4,570,000	4,570,000

Auto – 5.73%
Exotic Car Leasing LLC(a)(f)	9.75%	9.75%	07/31/2023	$2,850,000	$2,850,000
Total Auto				2,850,000	2,850,000

Commercial– 8.36%
Equipment– 6.02%
Align Business Finance (Naumes, Inc.) (a)(e)	10.00%	10.00%	06/01/2022	$2,997,945	$2,997,945
Equipment Lease– 2.34%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC) (a)(e)	10.00%	10.00%	07/15/2023	1,160,979	1,160,979
Total Commercial				4,158,924	4,158,924

Commercial Real Estate – 6.03%
iBorrow(a)(e)(g)(h)	8.75%	8.75%	03/23/2022	$3,000,000	$3,000,000
Total CRE				3,000,000	3,000,000
Total First Lien Senior Secured Term Loans (Cost $14,578,924)				14,578,924	14,578,924

SECOND LIEN SENIOR SECURED TERM LOANS – 17.90%
Commercial – 0.92%
Small Business – 0.92%
CRA FUNDING II, LLC (a)(e)(g)(h)	13.50%	13.50%	07/01/2023	$457,883	$457,883
Small Business				457,883	457,883

Consumer – 16.98%
Purchase Finance- 6.03%
Luther Appliance & Furniture Sales Acquisition, LLC(a)(e)	12.00%	12.00%	10/30/2023	$3,000,000	$3,000,000
Secured Cash- 8.04%
NCP SPV Unitranche, LLC(a)(e)(g)(h)	13.00%	13.00%	11/30/2022	4,000,000	4,000,000
Unsecured Credit <12 months – 2.91%
Credit Corp. (a)(e)(g)(h)	12.00%	12.00%	12/31/2021	1,450,000	1,450,000
Total Consumer				8,450,000	8,450,000
Total Second Lien Senior Secured Term Loans (Cost $8,907,883)				8,907,883	8,907,883

PREFERRED EQUITY – 7.65%
Legal – 7.65%
Case – 6.43%
Bench Walk 20C, L.P. (a)(b)(e)(g)(h)	14.00%	14.00%	10/15/2025	$3,201,401	$3,201,401
Insurance – 1.22%
Bench Walk 20C, L.P. (a)(b)(e)(g)(h)	14.00%	14.00%	10/15/2025	603,900	603,900
Total Legal				3,805,301	3,805,301
Total Preferred Equity (Cost $3,805,301)				3,805,301	3,805,301

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EQUITY – 8.04%
Commercial Real Estate – 8.04%
Multi-Family – 8.04%
YS PE REQ I LLC(a)(f)(g)(h)	N/A	N/A	N/A	$2,000,000	$2,000,000
Southgate Green Investors LLC(a)(f)(g)(h)	N/A	N/A	N/A	2,000,000	2,000,000
Total Commercial Real Estate				4,000,000	4,000,000
Total Equity (Cost $4,000,000)				4,000,000	4,000,000

	7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS– 22.96%
SDIT Government Fund	0.04%	11,427,416	$11,427,302
Total Money Market Mutual Funds (Cost $11,427,416)		11,427,416	11,427,302

Total Investments – 99.86% (Cost $49,438,437)			$49,693,298
Liabilities in Excess of Other Assets - 0.14%			70,843
Net Assets - 100.00%			$49,764,141

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	Paid in kind investment which may pay interest in additional par.
(c)	These investments have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate investment. The reference rate is described below. The rate in effect as of February 3, 2021 is based on the reference rate plus the displayed spread as of the securities last reset date.
(e)	Reflects fair value as determined by the Board of Directors as of December 31, 2020.
(f)	Reflects cost, as the investment was acquired subsequent to December 31, 2020.
(g)	This position is held through a participation with an unrelated loan servicer or underwriter that exposes the Company to additional credit risk.
(h)

Securities that are exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of February 3, 2021, the aggregate fair value of these securities is $16,713,184 or 33.58% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Name of Issuer	Investment Type	Acquisition Date
iBorrow	First Lien Senior Secured Term Loan	05/29/2020
CRA FUNDING II, LLC	Second Lien Senior Secured Term Loan	07/01/2020
NCP SPV Unitranche, LLC	Second Lien Senior Secured Term Loan	11/30/2020
CreditCorp.	Second Lien Senior Secured Term Loan	10/16/2020
Bench Walk 20C, L.P.	Preferred Equity	06/17/2020
YS PE REQ I LLC (Hines Park Place)	Equity	01/07/2021
Southgate Green Investors LLC	Equity	02/03/2021

Description of Certain Portfolio Investments Purchased

A brief description of certain additional Investments we have purchased since December 2020 are set forth below:

Real Estate. The Company made a $2,000,000 equity investment in a joint venture to acquire Hines Park Place, a 104-unit multifamily property located in Plymouth, MI. At the time of acquisition, the property was 100% leased. As of the fourth quarter of 2020, the submarket vacancy rate was 3.6% according to CoStar. Rent increase in the submarket has averaged 1.8% over the last five years and CoStar projects a 4.7% annual increase over the next five years. The sponsor, an Ohio- based real estate firm, will commence a capital improvement plan to upgrade unit interiors and common areas which are expected to enable the property to garner higher rents. The purchase price of the property was $10.1 million and the capital improvement budget is $2.4 million, equating to a total cost of $13.35 million including closing costs. The transaction is capitalized by $3.35 million of equity and a $10 million first mortgage loan from a local bank for a term of five 5 years at a coupon of LIBOR + 2.75%. The expected hold period for the property is 3 to 4 years and the Company has the right to commence a sale process with respect to the property in the event that the investment has not been monetized after month 42. The expected target IRR for the equity investment is approximately 18% through a 10% preferred return and thereafter a split of 60% to the Company and 40% to the sponsor.

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Commercial. The Company provided $2.85 million of a 30-month, $5 million multi-tranche term loan facility secured by a first lien on all assets of the borrower, including consumer auto leases, the leased vehicles and cash proceeds. The first draw was $2.85 million, and the remaining $2.15 million is expected to be funded by an affiliate of the Company. Each term loan bears interests at 9.75% per annum with an origination fee of 1.5% and a minimum of 1% in exit fees based on the amount of each term loan. The borrowing base is governed by an advance rate of 50% of the net liquidation value of the leased vehicles. The valuation and the borrowing base are expected to be updated on a monthly basis to help ensure that the facility is adequately collateralized at all times. The lessees make, on average, a 33% down payment on each leased vehicle. The lease rate averages 16.5% with an average initial term of 55 months and an average remaining term of 49 months. Most of the vehicles are high-end, luxury brands. The principals of the borrower have a total investment of equity and subordinated debt of approximately $4 million and have provided personal bad-actor guarantees in connection with the facility.

Legal. The Company increased its $3.3 million participation interest in a limited partnership interest in a special purpose entity that has invested in a litigation finance fund (the “Litigation Fund”) by $505,300.50, for an aggregate investment of $3,805,300.50. The Litigation Fund invests in both individual and pools of legal finance transactions. The investment management team of the Litigation Fund is based in New York City. The founders of the Litigation Fund have been working together since 2000 and ran a similar business at a major Wall Street firm. The investment management team were early pioneers in the U.S. litigation finance industry. The investment manager of the Litigation Fund has been a registered investment advisor with the SEC since early 2010. The manager currently manages over $500 million. The investment has a target rate of return of 14.00%. After achieving 14.00%, the investment is entitled to an additional 11.125% of each dollar received by the Litigation Fund.   Distributions are only paid when cash flow from the special purpose entity invested in the limited partnership agreement in the Litigation Fund is received.  The legal final maturity of the Company’s investment is five and a half years.  The amount invested has principal protection in the form of a surety bond issued by an A- rated insurance company. The insurance does not cover distributions in excess of the amount invested.

Real Estate. The Company made a $2,000,000 equity investment in a joint venture to acquire Southgate Apartments, a 624-unit multifamily property located in Southgate, MI. At the time of acquisition, the property was 98% leased. As of the fourth quarter of 2020, the submarket vacancy rate was 2.4% according to CoStar. Rent increase in the submarket has averaged 3.5% annually since 2014 and CoStar projects a 6.0% annual increase over the next three years. The sponsor has provided a personal guaranty for the entire $2.0 million investment by the Company. The sponsor, an Ohio-based real estate firm, plans to commence a capital improvement plan to upgrade unit interiors and common areas which are expected to enable the property to garner higher rents. The purchase price of the property was $49.1 million and the capital improvement budget is $9.0 million, equating to a total cost of $60 million including closing costs. The transaction is capitalized by $7.5 million of equity with liquidation and sale payment priority by an institutional investor, $7.5 million of common equity and a $45 million first mortgage loan from a bank for a term of five years at a coupon of LIBOR + 3.75%. The expected hold period for the property is 3 to 4 years and all parties including the Company, sponsor, and the institutional investor have the right to commence a sale process with respect to the property in the event that the investment has not been monetized after month 36. The expected target IRR for the equity investment is approximately 18% through an 11% preferred return, then a split of 70% to the Company and 30% to the sponsor until the Company receives a 15% IRR, and thereafter a split of 50% to the Company and 50% to the sponsor.

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